UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 30, 2013

SELECT COMFORT CORPORATION
(Exact name of registrant as specified in its charter)
Minnesota
(State or other jurisdiction of incorporation or organization)

0-25121	41-1597886
(Commission File No.)	(IRS Employer Identification No.)

9800 59th Avenue North, Minneapolis, Minnesota 55442
(Address of principal executive offices)    (Zip Code)

(763) 551-7000
(Registrant’s telephone number, including area code)

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02. ELECTION OF DIRECTORS.
On April 30, 2013, Select Comfort Corporation announced that it has appointed Daniel Alegre to serve on its Board of Directors, effective as of May 14, 2013. Mr. Alegre will fill the Board seat vacated by past chairman and current member, Erv Shames, who previously announced his plans to retire from the Board consistent with the Board's succession planning process. Mr. Alegre will also serve on the Board’s Audit Committee.
There is no arrangement or understanding between Mr. Alegre and any other person pursuant to which Mr. Alegre was appointed as a director. Mr. Alegre does not have a direct or indirect material interest in any existing or currently proposed transaction to which Select Comfort Corporation is or may become a party.
A press release issued by the Company on April 30, 2013 announcing Mr. Alegre’s appointment to the Board is attached to this report as Exhibit 99.1 and is incorporated herein by reference.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.
(d) Exhibits.
99.1        Press Release dated April 30, 2013

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SELECT COMFORT CORPORATION
(Registrant)

Dated: April 30, 2013	By: /s/ Mark A. Kimball
Title: Senior Vice President

EXHIBIT INDEX

Exhibit No.    Description

99.1	Press Release dated April 30, 2013

5